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                                                                Exhibit 10.48

                               FIRST AMENDMENT TO
                      THREE-YEAR REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT, dated as of June 20, 2003 (this "Amendment"), amends and modifies a certain Three-Year Revolving Credit Agreement, dated as of June 14, 2002 (the "Credit Agreement"), among ALLEGHANY CORPORATION (the "Borrower"), the Banks named therein and U.S. BANK NATIONAL ASSOCIATION, as Agent for the Banks (in such capacity, the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

         FOR VALUE RECEIVED, the Borrower, the Banks which are signatories hereto and the Agent agree as follows:

                  ARTICLE I - AMENDMENT TO THE CREDIT AGREEMENT

         Upon effectiveness of this Amendment as provided below, the Credit Agreement shall be deemed to be amended as follows.

         1.1 Event of Default. Section 7.1(l) is deleted.

         1.2 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

         To induce the Banks and the Agent to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Banks and the Agent that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms.

                       ARTICLE III - CONDITIONS PRECEDENT

         This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         3.1 Warranties. The representations and warranties in Article IV of the Credit Agreement shall be true and correct as though made on the date hereof (other than those which speak as of a specific date, which shall be true and correct as of such date). The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

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         3.2 Defaults. Before and after giving effect to this Amendment, no
Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

                              ARTICLE IV - GENERAL

         4.1 Expenses. The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         4.4 Law. This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

         4.5 Successors; Enforceability. This Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                            (signature page follows)

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                  ALLEGHANY CORPORATION

                                  By: /s/ Peter R. Sismondo
                                      ------------------------------------------
                                  Title: Vice President

                                  U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank

                                  By: /s/ Sam S. Pepper
                                      ------------------------------------------
                                          Sam S. Pepper
                                  Its: Vice President

                                  LaSALLE BANK NATIONAL
                                  ASSOCIATION, as a Bank

                                  By: /s/ Henry J. Munez
                                      ------------------------------------------
                                  Title: First Vice President

                                  M&I MARSHALL & ILSLEY BANK,
                                  as a Bank

                                  By: /s/ Jeffrey T. Ticknor
                                      ------------------------------------------
                                  Title: Senior Vice President

                                  and

                                  By: /s/ John T. Ronzia
                                      ------------------------------------------
                                  Title: Vice President

                                  THE BANK OF NOVA SCOTIA, as a Bank

                                  By: /s/ J.W. Campbell
                                      ------------------------------------------
                                  Title: Managing Director

                                  BANK HAPOALIM B.M., as a Bank

                                  By:
                                      ------------------------------------------
                                  Title:

                                  and

                                  By:
                                      ------------------------------------------
                                  Title: